UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 25, 2007

uWink, Inc.
(Exact name of company as specified in its charter)

DELAWARE	000-29217	87-0412110
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification Number)

16106 Hart Street, Van Nuys, California 91406
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(818) 909-6030

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by uWink, Inc. ("we" or "us") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company's management as well as estimates and assumptions made by the Company's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Company's or the Company's management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company's industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 7.01 Regulation FD Disclosure.

Representatives of uWink, Inc. (the “Company”) will be presenting a slide presentation to various investors as part of a road show. A copy of the slide presentation is attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report shall be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01  Other Information.

On July 25, 2007, the Company issued a press release announcing that, to reflect its previously announced four-for-one reverse stock split and reincorporation in the state of Delaware, its common stock will be traded on the OTC Bulletin Board under the symbol “UWKI”, effective as of July 26, 2007. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Slide Show Presentation

99.2	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

uWink, Inc.

July 26, 2007                                By:   /s/ Peter F.Wilkniss
Peter F. Wilkniss
Chief Financial Officer